Exhibit 10.1
Execution Version
____________________________________________________________________________________________

Fifth Amendment

to

Credit Agreement

Dated as of April 6, 2010

among

McMoRan Exploration Co.,
As Parent,

McMoRan Oil & Gas LLC,
as Borrower,

The Guarantors,

JPMorgan Chase Bank, N.A.
as Administrative Agent,

GE Business Financial Services Inc.,
fka Merrill Lynch Business Financial Services Inc.
as Syndication Agent,

Toronto Dominion (Texas) LLC, BNP Paribas,
and ING Capital LLC,
as Documentation Agents,

and

The Lenders Party Hereto

____________________________________________________________________________________________

Fifth Amendment To Amended and Restated Credit Agreement

THIS Fifth Amendment to Amended and Restated Credit Agreement (this “Fifth Amendment”) dated as of April 6, 2010, is among McMoRan Exploration Co., a Delaware corporation (the “Parent”), McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Borrower”), the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), GE Business Financial Services Inc., fka Merrill Lynch Business Financial Services Inc., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and The Toronto Dominion (Texas) LLC, BNP Paribas, and ING Capital LLC, as co-documentation agents for the Lenders (in such capacity, together with its successors in such capacity, each a “Documentation Agent”).

R E C I T A L S

A.           The Borrower, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of August 6, 2007 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 20, 2008, that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 10, 2008, that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 17, 2009, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of February 2, 2010, and as further amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Fifth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment.  Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions are hereby amended to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and as further amended by the Fifth Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest (provided that Debt securities which are or by their terms may be convertible into Equity Interests shall not be Equity Interests).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in any Person, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, conversion, cancellation or termination of any such Equity Interests.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of April 6, 2010, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendments to Section 9.04(a).  Section 9.04(a) is hereby amended to revise clause (i) to read:

“(i) the Parent may make Restricted Payments with respect to its Equity Interests with or by issuing additional shares of its Equity Interests (other than Disqualified Capital Stock),”

to delete the “and” prior to clause (v) and to add the following new clause (vi) which reads:

“and (vi) the Parent may make customary payments in cash in an aggregate amount not to exceed $10,000,000 in lieu of fractional shares in connection with the conversion to or exchange for Equity Interests.”

Section 3. Conditions Precedent.  This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.

3.2 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fifth Amendment.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.  Notwithstanding the foregoing, this Fifth Amendment shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02 of the Credit Agreement) at or prior to 2:00 p.m., Houston time, on April 31, 2010.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.  The parties agree that this Fifth Amendment is a Loan Document.

4.2 Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement.  This Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability.  Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:                                                                           MCMORAN OIL & GAS LLC

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

PARENT:                                                                           MCMORAN EXPLORATION CO.

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Senior Vice
President & Treasurer

GUARANTORS:                                                                           K-MC VENTURE I LLC

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

FREEPORT CANADIAN
EXPLORATION COMPANY

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

MCMORAN INTERNATIONAL INC.

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

Signature Page 1
Fifth Amendment

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:           /s/ Jo Linda Papadakis
Name:         Jo Linda Papadakis
Title:           Vice President

GE BUSINESS FINANCIAL SERVICES INC., fka Merrill Lynch Business Financial Services Inc., as Syndication Agent and as
a Lender

By:        /s/ Carl Peterson
Name:        Carl Peterson
Title:           Authorized Signatory

BNP PARIBAS, as a Documentation Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

TORONTO DOMNION (TEXAS) LLC, as a Documentation Agent and as a Lender

By:      /s/ Debbi L. Brito
Name:       Debbi L. Brito
Title:         Authorized Signatory

Signature Page 2
Fifth Amendment

ING CAPITAL LLC, as a Documentation Agent and as a Lender

By:      /s/ Charles E. Hall
Name:      Charles E. Hall
Title:       Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Heather Han
Name:  Heather Han
Title: Vice President

CAPITAL ONE, N.A., as a
Lender

By:      /s/ Matthew L. Molero
Name:       Matthew L. Molero
Title:         Vice President

Signature Page 3
Fifth Amendment